UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 19, 2020

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on December 13, 2019, Kaman Corporation (the “Company”) entered into the Second Amended and Restated Credit and Guaranty Agreement (“Second Amended and Restated Credit Agreement”), by and among the Company, RWG Germany GmbH (“RWG Germany”), Kaman Lux Holding, S.à r.l (“Kaman Lux”) and the other subsidiary borrowers from time to time party thereto (the “Subsidiary Borrowers” and, together with the Company, RWG Germany and Kaman Lux, the “Borrowers”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent. Pursuant to the Second Amended and Restated Credit Agreement, the Lenders provide the Borrowers with a revolving credit facility of $800 million subject to certain terms and conditions. The other material terms of the Second Amended and Restated Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2019.
In evaluating the uncertainty the COVID-19 outbreak has had on current market conditions, on March 19, 2020 the Company borrowed $200 million under its $800 million Second Amended and Restated Credit Agreement. These borrowings will provide additional financial flexibility and readily accessible liquidity during the current COVID-19 outbreak. With the proceeds from the borrowing, the Company has more than $270 million in cash and does not intend to use the proceeds in the near term. The proceeds of the borrowing are currently being held in cash on the Company’s balance sheet and, if needed at a later date, may be used for working capital, ongoing operating needs and general corporate purposes. All borrowings under the $800 million Second Amended and Restated Credit Agreement are currently scheduled to mature on December 13, 2024.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following documents are furnished as Exhibits pursuant to Item 2.03 hereof:

Exhibit	Description
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: March 25, 2020